UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): November 19, 2021

SilverBow Resources, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
920 Memorial City Way, Suite 850
Houston, Texas 77024
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SBOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On November 19, 2021, SilverBow Resources, Inc. (the “Company”) and its operating subsidiary, SilverBow Resources Operating, LLC (“SilverBow Operating”), closed the previously announced purchase and sale agreement dated October 8, 2021 (the “Purchase Agreement”) with Teal Natural Resources, LLC and Castlerock Production, LLC (the “Sellers”), thereby acquiring oil and gas assets in the Eagle Ford (the “Transaction”). Consideration for the Transaction was approximately $75 million, $45 million paid as cash and the remainder paid with 1,351,961 shares of common stock of the Company (“Common Stock”), based on its 30-day volume weighted average price as of October 4, 2021 (the “Shares”).
The foregoing description of the Transaction and Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which will be filed with the Company’s Annual Report on Form 10-K for the year-ended December 31, 2021.
Item 3.02 Unregistered Sales of Equity Securities
The issuance of the Shares as consideration for the Transaction pursuant to the Purchase Agreement described in Item 1.01 were be made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering. SilverBow has agreed to use commercially reasonable efforts to prepare and file a registration statement under the Securities Act to permit the public resale of the Shares.
Item 7.01. Regulation FD Disclosure
On November 22, 2021, the Company issued a press release regarding the closing of the Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8‑K.
In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or as otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits
(a) Financial statements of businesses or funds acquired.

As required, the applicable financial statements set forth in Item 9.01 of Form 8-K and Regulation S-X will be filed by an amendment to this Form 8-K no later than 71 calendar days after the date this Form 8-K is required to be filed with the SEC.
(b) Pro forma financial information.

As required, the applicable pro forma financial information set forth in Item 9.01 of Form 8-K and Regulation S-X will be filed by an amendment to this Form 8-K no later than 71 calendar days after the date this Form 8-K is required to be filed with the SEC.

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(d) Exhibits

Exhibit Number	Description

99.1	SilverBow Resources, Inc. Press Release Dated November 22, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 19, 2021

SilverBow Resources, Inc.
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Executive Vice President, Chief Financial Officer and General Counsel

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